Acquisitions - Estimated Fair Values of Assets Acquired and Liabilities Assumed - Preliminary (Tables)	6 Months Ended
Jun. 30, 2019
Estimated Fair Values of Assets Acquired and Liabilities Assumed
Summary of Estimated Fair Values of Assets Acquired and Liabilities Assumed
Estimated Fair Values of Assets Acquired and Liabilities Assumed - Preliminary
in $ THOUS
in USD

Cash and cash equivalents	47.203
Trade accounts and other receivables	34.062
Inventories	64.895
Other current assets	18.681
Property, plant and equipment	95.762
Right-of-use assets	21.603
Intangible assets and other assets	826.750
Goodwill	1.160.438
Accounts payable, current provisions and other current liabilities	(72.446)
Deferred taxes	(121.139)
Lease liabilities	(22.065)
Other liabilities	(26.243)
Noncontrolling interests	(4.063)

Total acquisition cost	2.023.438
Less:
Cash acquired	(47.203)
Net Cash paid	1.976.235